Money Market Funds

Prospectus Supplement

UBS Liquid Assets Fund

Supplement to the Prospectus dated August 28, 2014

June 30, 2015

Dear Investor:

The purpose of this supplement is to update the Prospectus in connection with changes to the Bank Sweep Programs.

Effective August 20, 2015, the "Managing your fund account" section in the Prospectus is hereby amended to include the following section immediately before the sub-section titled "Additional information about your account":

Temporary sweep option. Effective August 20, 2015, if you are an eligible participant, in the event that the bank offering the interest-bearing deposit accounts into which your free cash balances are swept elects to stop taking deposits at its discretion or if it is prohibited from doing so by its banking regulators, your free cash balances will be swept to a temporary sweep option. Existing balances will remain in such interest-bearing deposit accounts and in your "secondary sweep option", which is either a fund or deposit accounts at UBS AG. The interest rate or yield on the temporary sweep option may be higher or lower than the interest rate on your interest-bearing deposit accounts.

The temporary sweep option for your securities account generally is determined based on whether you have exceeded your cap, which is described above, as of the date the bank stops accepting deposits (the "Implementation Date"). Whether you have exceeded the cap is determined based on the total balances in your interest-bearing deposit accounts and in your secondary sweep option as of the Implementation Date.

For securities accounts that have UBS Liquid Assets Fund as a secondary sweep option, the temporary sweep option will be UBS Liquid Assets Fund.

You will not receive prior notice before your free cash balances begin sweeping to your temporary sweep option. However, notices will be posted to UBS Financial Services Inc.'s public and private websites no later than the Implementation Date, and your securities account statements will reflect the change.

The order of withdrawals to satisfy debits in your securities account will not change if the bank stops accepting deposits or resumes accepting deposits.

UBS Financial Services Inc. will continue to sweep your free cash balances to your temporary sweep option unless the bank resumes accepting deposits. If the bank elects to resume accepting deposits, upon 30 days' notice, UBS Financial Services Inc. will resume sweeping your free cash balances to such interest-bearing deposit accounts in accordance with the terms of the Bank Sweep Programs.

PLEASE RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-724